Employee Benefit Plan	9 Months Ended
Sep. 30, 2011
Employee Benefit Plan [Abstract]
Employee Benefit Plan

16. EMPLOYEE BENEFIT PLAN

The Company has established a 401(k) tax-deferred savings plan covering all employees who satisfy certain eligibility requirements. The 401(k) plan allows each participant to, up to the annual limits established by the Internal Revenue Service, defer up to 75% of their eligible compensation subject to applicable annual limits pursuant to the limits established by the Internal Revenue Service. Effective January 1, 2011, the Company has elected to match any contributions made by the employees, including executives, up to 1.5% of an employee's total annual compensation up to the annual limits established by the Internal Revenue Service. In the nine months ended September 30, 2011, matching contributions were not material.